EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NextWave Wireless Inc. (the “Company”) on Form 10-Q (“Form 10-Q”) for the period ended October 1, 2011, as filed with the Securities and Exchange Commission on the date hereof, I, Frank Cassou., Executive Vice President and Chief Legal Counsel of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Frank Cassou
Frank Cassou
Executive Vice President and Chief Legal Counsel

November 3, 2011